9. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET - Investment in property on operating leases (Details) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Investment in property on operating leases	$ 68,252	$ 67,539
Less: Accumulated depreciation	(3,270)	(1,263)
Total	64,982	66,276
Buildings and leasehold improvements
Investment in property on operating leases	62,983	62,250
Equipment
Investment in property on operating leases	$ 5,269	$ 5,289